Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM FRONTIER MARKETS EQUITY FUND

Supplement dated June 1, 2015 to the Prospectus dated December 29, 2014.

Changes to Expense Information

The information in the Prospectus for the BMO LGM Frontier Markets Equity Fund (the “Fund”) under the heading “Expense Summary – Fees and Expenses of the Fund” is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Repurchase Fee (as a percentage of amount repurchased by the Fund)(1)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Other Expenses	1.57%

Total Annual Fund Operating Expenses(2)	3.07%
Fee Waiver and Expense Reimbursement(3)	(1.07)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	2.00%

(1)	The fee will be payable to the Fund to offset repurchase expenses. Please see “Periodic Offers by the Fund to Repurchase Shares.”

(2)	The expense information in the table has been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 2.00% for Class Y through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Trustees, unless terminated due to the termination of the investment advisory agreement.

The information in the Prospectus under the heading “Expense Summary – Example” is replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $1,000 in the Fund for the time periods indicated and then have all of your shares repurchased by the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015.

Open-end mutual funds present this example information with respect to investments of $10,000, rather than investments of $1,000, as presented below for this closed-end, interval fund.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Class Y
1 Year	$41
3 Years	$106
5 Years	$174
10 Years	$355

The information in the Prospectus under the heading “Additional Fund Information – Affiliate Services and Fees” is replaced with the following:

The Adviser serves as the Fund’s shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Fund at an annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion.

The Adviser is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser is entitled to receive administration fees from the Fund at an annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

Changes to Frontier Markets Countries

The Fund invests at least 80% of its assets in equity securities of foreign companies which are, at the time of purchase, located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. LGM Investments Limited, the Fund’s investment sub-adviser, makes certain adjustments to the frontier markets countries listed in the Prospectus from time to time based on economic criteria, market changes, or other factors.

Accordingly, the chart of countries in the Prospectus under the heading “Fund Summary – Principal Investment Strategies” is replaced with the following:

	Europe	Middle East	Africa	Asia	Americas

MSCI Frontier Markets Index	Bulgaria Croatia Estonia Kazakhstan Lithuania Romania Serbia Slovenia Ukraine	Bahrain Jordan Kuwait Lebanon Oman	Kenya Mauritius Morocco Nigeria Tunisia	Bangladesh Pakistan Sri Lanka Vietnam	Argentina

MSCI Emerging Markets Index			Egypt	Philippines	Colombia Peru

Other Countries	Bosnia Georgia Latvia Slovakia Turkmenistan	Iraq Saudi Arabia	Algeria Angola Botswana Democratic Republic of the Congo Ethiopia Ivory Coast Ghana Libya Malawi Mozambique Namibia Rwanda Senegal South Sudan Tanzania Togo Zambia Zimbabwe	Cambodia Laos Mongolia Myanmar	Bolivia Costa Rica Ecuador Guatemala Jamaica Nicaragua Panama Trinidad & Tobago Uruguay Venezuela

The Fund’s investment objective, principal investment strategies, and risks remain the same.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.